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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

                                  PROVANT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                         000-23989              04-3395167
----------------------------              ------------       -------------------
(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)


         67 BATTERYMARCH STREET, SUITE 500, BOSTON, MASSACHUSETTS 02110
      ---------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (617) 261-1600
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     A restated copy of the Company's By-Laws, as amended to date, is attached hereto as Exhibit 3.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          The following exhibits are filed herewith:

          3.1  By-Laws of the Company, as amended and restated to date

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROVANT, INC.


                                             By: /s/ Norman G. Fornella
                                                 ------------------------------
                                                 Norman G. Fornella
                                                 Executive Vice President

Date: August 1, 2001


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                                  EXHIBIT INDEX


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                         EXHIBIT                                  PAGE NUMBER

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3.1  By-Laws of the Company, as amended and restated to date            4
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